SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 26, 2000

                                Zeta Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)


          Florida                      000-29819                58-2349413
          -------                      ---------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

1628 West 1st Ave, Suite 214, Vancouver, British Columbia              V6J 1G1
---------------------------------------------------------              -------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (604) 659-5005


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

None.

ITEM 6. Resignations of Registrant's Director's

     Effective September 20th, 2000, Mr. Dave Gamache resigned as a Director of the Company. Replacing Mr. Gamache in the capacity of Director is Mr. Lance Dusanj. In 1990, Mr. Dusanj graduated from the British Columbia Institute of Technology with a Diploma in Wood Products Manufacturing. Since 1990, Mr. Dusanj has been employed full time as a grader and driver at the MacMillan Bloedel Canadian White Pine Division, which was acquired by Weyerhaeuser in 1999.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Zeta Corporation

                                                          /s/ Harvinder Dhaliwal
                                                             -------------------
                               Harvinder Dhaliwal, Director, Secretary/Treasurer

                                                        Date: September 26, 2000